                                                                      Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints HAROLD A. WAGNER or ARNOLD H. KAPLAN OR JAMES H. AGGER, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended September 30, 1997 and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.

      SIGNATURE                         TITLE                                DATE


  /s/ Harold A. Wagner            Director and Chairman of the         November 20, 1997
--------------------------        Board (Principal Executive
      Harold A. Wagner              Officer)



  /s/ Dexter F. Baker             Director                             November 20, 1997
---------------------------
      Dexter F. Baker


  /s/ Tom H. Barrett              Director                             November 20, 1997
---------------------------
      Tom H. Barrett


  /s/ L. Paul Bremer, III         Director                             November 20, 1997
--------------------------
      L. Paul Bremer, III


  /s/ Robert Cizik                Director                             November 20, 1997
--------------------------
      Robert Cizik

  /s/ Ruth M. Davis               Director                      November 20, 1997
------------------------------
      Ruth M. Davis


  /s/ Edward E. Hagenlocker       Director                      November 20, 1997
------------------------------
      Edward E. Hagenlocker


  /s/ James F. Hardymon           Director                      November 20, 1997
------------------------------
      James F. Hardymon


  /s/ Joseph J. Kaminski          Director                      November 20, 1997
------------------------------
      Joseph J. Kaminski


  /s/ Terry R. Lautenbach         Director                      November 20, 1997
------------------------------
      Terry R. Lautenbach


  /s/ Rudolphus F. M. Lubbers     Director                      November 20, 1997
------------------------------
      Rudolphus F. M. Lubbers


------------------------------    Director                      November 20, 1997
      Takeo Shiina


  /s/ Lawrason D. Thomas          Director                      November 20, 1997
------------------------------
      Lawrason D. Thomas